NASDAQ: MBVX

MabVax therapeutics

Clinical Stage Immuno-Oncology Company Developing Products from the Human Immune Response to Cancer

BIO CEO 2017 Investor Conference Presentation

Forward Looking Statements

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warranty as to the completeness of this information or, in the case of the projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the private securities litigation reform act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including competition, market factors, general economic conditions and those described in the "risk factors" section. The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences.

MabVax Overview

- **HuMab Discovery Platform: antibody-based products derived from the human immune response to cancer**
  - Developed platform for antibody discovery resulting in portfolio of fully human antibodies
  - Integrated approach to development of a companion diagnostic with a therapeutic treatment for cancer
  - Lead antibody in the clinic as a therapeutic, immuno-PET diagnostic and radioimmunotherapy agent
  - Initial target is for pancreatic and GI cancers, with multiple follow-on indications and additional antibodies targeting ovarian, breast, SCLC and sarcoma cancers
- **Collaborations with key cancer research centers**
  - Memorial Sloan Kettering Cancer
  - Rockefeller University
  - Honor Health Research Institute







MabVax Overview: Key Pipeline Assets Report Positive Milestones

- **MVT-5873 Therapeutic Phase I: Interim safety established**
  - Dosage levels cleared support full platform development
  - MVT-5873 demonstrates potential to convert approximately one third of patients to stable disease for four or more cycles of therapy



- **MVT-2163 Imaging Agent Phase I: Tumor visualization and targeting specificity established for pancreatic cancer in presence of CA19-9 circulating antigen**
  - MVT-2163 Phase I data validates HuMab-5B1 antibody as targeting vehicle beyond pancreas cancer to include other cancers such as lung, colon, bile duct, and stomach



- **MVT-1075 Radioimmunotherapy (RIT) received FDA authorization to proceed January 27th**
  - MVT-2163 data validates potential utility of MVT-1075 radioimmunotherapy approach



SIALYL LEWIS[A] – AS A VIABLE TARGET FOR CANCER THERAPEUTICS



Sialyl Lewis[a]
Core protein
Transmembrane region
Cytoplasmic region

- HuMab-5B1 derived from a patient vaccinated with MabVax vaccine licensed from MSKCC
- Sialyl Lewis A antigen (sLEA or CA19-9) is the most frequently utilized and only validated serum marker for assessment of pancreatic cancers
- Sialyl Lewis A antigen facilitates tumor proliferation, invasion, and metastatic spread[1]
- High copy numbers (1.3 x 10^6) on cancer cells makes it an attractive molecular target[2]
- Up to 92% of pancreatic ductal adenocarcinomas (PDACs) express CA19-9[4]
- Expression is also seen in gastrointestinal and other epithelial cell tumors[4]
- High serum levels correlated to poor prognosis[3]

CA19-9 detection in patients [4]

Tumor type	Positivity (%)
Pancreas	92
Stomach	37
Endometrium	36
Uterus	30
Colon/rectum	29
Breast	24
Ovary	15
Other	3

References

1. Kannagi R., et al. Can Sci 2004, voo.95 no.5 377-384
2. Girgis et al. Int J Mol Imaging, Vol 2011, Article ID 834515
3. Ugorski M. et al. *Acta Biochimica Polonica* 2002;49:303-11
4. Passerini R, et al. *Am J Clin Pathol* 2012;138(2):281–7

SUMMARY OF PRECLINICAL DATA

HuMab-5B1 Is Highly Specific To sLe^a Antigen by Glycan Array Analysis

Against a glycan array[1] of 465 distinct carbohydrates, HuMab-5B1 binds with specificity to both major sLe^a isoforms



MVT-5873 (5B1) at 10ug/mL
Relative Fluorscent Units (RFU)
40000
30000
20000
10000
0
sLe^a (Ac)
sLe^a (Gc)
sLe^a-Le^a
sLe^a-Le^x
0
50
100
150
200
250
300
350
400
450
sLe^x
Le^a
Le^x
Le^y
Glycan microarray library index

- Neu5Ac-Le^a form, containing sialic acid N-acetylneuraminic acid (Ac)
- Mammalian variant Neu5Gc-Le^a, containing sialic acid N-glycolylneuraminic acid (Gc)

[1]Consortium for Functional Glycomics

Importantly, no binding was seen against the structurally similar glycans, sLe^x, Le^a, Le^x, and Le^y

HuMab-5B1 Antibody Target Significantly Overexpressed On Multiple Cancers

Potential therapeutic utility extends beyond pancreatic cancer



A
B
C
D
E
F

A. Pancreatic ductal adenocarcinoma
B. Colon carcinoma
C. Lung adenocarcinoma
D. Urinary bladder, mucinous adenocarcinoma
E. Colon metastatic to ovary
F. Breast carcinoma, lymph node

- Typical tumor tissue reactivity by IHC shows intense staining
- Most normal tissues lack reactivity
- Staining of non-tumor tissues were considered unlikely to be relevant as they are generally considered inaccessible to circulating antibodies

Abstract CT026, Maffuid, AACR 2016 National Meeting

MVT-5873 Demonstrates Synergistic Anti-Tumor Effect with Chemotherapy in Multiple Cancer Models

Relative Tumor Growth at Day 42
Gemcitabine/nab-Paclitaxel as Baseline
BxPC3 Pancreatic Xenograft Model



Growth Relative to Control (%)
100
50
0
P = 0.05
P < 0.05
100%
77%
61%
49%
SOC Control
SOC Plus MVT-5873 [5 mg/kg]
SOC Plus MVT-5873 [30 mg/kg]
SOC Plus MVT-5873 [50 mg/kg]

Relative Tumor Volume at Day 52
Paclitaxel as Baseline
DMS 79 SCLC Xenograft Model



Tumor Volume (mm³)
2500
2000
1500
1000
500
0
Hu IgG 50mg/kg (control)
MVT-5873 25 mg/kg
MVT-5873 50 mg/kg
Paclitaxel 10 mg/kg
MVT-5873 50 mg/kg + Paclitaxel 10 mg/kg
Treatment
MVT-5873
MVT-5873 + paclitaxel
10
15
20
25
30
35
40
45
50
55
Days after DMS 79 Cell Challenge

- Efficacy evaluated as a single agent and in combination with standard of care chemotherapy
- Dose-dependent inhibition of tumor growth observed with single-agent MVT-5873
- Potentiation of tumor growth inhibition and growth delay seen when MVT-5873 added to chemotherapy

MVT-5873 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

MVT-5873 Phase I Trial For PDAC & CA19-9 Positive Cancer

Open label, non-Randomized, Dose Escalation/Expansion Study



Part 1: Single Agent Dose Escalation
Stage 3 and 4 Patients With Progressive Disease Who Have Failed Other Treatment Options
GROUP A
Histologically confirmed, progressive, locally-advanced or metastatic disease
Dose Escalation to MTD
Group A Safety Data Review Dose Determination
Group A Expansion
PII Dose
Additional safety, PK
Part 2: Combination with Chemotherapy (gemcitabine/nab-paclitaxel)
Newly Diagnosed Treatment Naïve Patients
GROUP B
Histologically confirmed, unresectable or metastatic PDAC.
No prior treatment.
Dose Escalation to MTD
Group B Safety Data Review Dose Determination
Group B Expansion
PII Dose
Additional safety, PK

ClinicalTrials.gov Identifier NCT02672917

Interim MVT-5873 Pharmacokinetics Analysis

Parameters Similar to Other Therapeutic Antibodies

- The study is evaluating the pharmacokinetics of MVT-5873 in all cohorts
- Initial pharmacokinetic analysis includes evaluating different schedules of administration using a two-compartment model
- MVT-5873 displayed a half-life of ~190 h and the overall PK data are in the typical range for monoclonal antibodies (Leveque et al, 2005)

Terminal half-life (h)	V_{ss} (L)	Cl (ml/h)
193.0	18.6	242.4

MabVax therapeutics

Interim Analysis Shows MVT-5873 Normalizes CA19-9 Levels in Pancreatic Cancer Patients

Circulating Levels of Antigen Normalized at Modest Doses of Antibody

- CA19-9 normalization post MVT-5873 administration appears to be dose dependent
- 1 mg/kg MVT-5873 appears to normalize elevated CA19-9 levels in ~ 50% of patients.
- 2 mg/kg or higher MVT-5873 appears to normalize CA19-9 levels
- CA19-9 Normalization: <37 IU/mL and/or >95% reduction


1 mg/kg
Per Dose
2 mg/kg
Per Dose
Pre-Dose Levels
Circulating CA19-9 % Reduction
50% of Patients
100% of Patients
Normalization
Threshold

Clinical Results To Date (01/05/17) By Patient

Conversion of Progressive to Stable Disease



Patient #
RECIST 1.1
RECIST 1.1
RECIST 1.1
Safe
002
003
004
005
006
007
Safe
008
009
012
Safe
014
016
019
020
Safe
022
024
026
025
027
028
030
033
034
2 mg/kg/cycle
2 mg/kg/cycle
2 mg/kg/cycle
6 mg/kg/cycle
2 mg/kg/cycle
6 mg/kg/cycle
6 mg/kg/cycle
2 mg/kg/cycle
2 mg/kg/cycle
2 mg/kg/cycle
2 mg/kg/cycle
4 mg/kg/cycle
4 mg/kg/cycle
4 mg/kg/cycle
4 mg/kg/cycle
8 mg/kg/cycle
8 mg/kg/cycle
8 mg/kg/cycle
12 mg/kg/cycle
12 mg/kg/cycle
12 mg/kg/cycle
12 mg/kg/cycle
6 mg/kg/cycle
12 mg/kg/cycle
6 mg/kg/cycle
12 mg/kg/cycle
Patient Off Study
Patient On Study
7 of 22 Stable at 4 cycles/2 RECIST Assessments
10 of 22 Stable at 2 cycles/ 1 RECIST Assessment
1
2
3
4
5
6
7
8
Cycle# or Months on Therapy

Unmet Clinical Need for Adjuvant Therapy

- **Unmet Need for Maintenance Therapy after Successful Chemotherapy Regimens**
  - No product currently approved for or standardized treatment regimen defined for maintenance
  - Significant toxicities with continuing chemotherapy limit continued use
  - No medical rationale for continued treatment with chemo until progression
- **MVT-5873 Summary and Opportunity**
  - Efficacy signals from initial monotherapy phase I trial in stage 3 and 4 pancreatic patients very encouraging
  - Dosage levels required to achieve stable disease are modest (1 to 3 mg/kg)
  - Most dosage levels tolerated reasonably well with most AEs transient elevations in LFTs.
- **Product positioning extends usage across multiple related patient types**
  - Adjuvant therapy post chemo or post surgery to prevent recurrence
  - Patients with poor performance status unable to tolerate gemcitabine
  - Patients refractory to gemcitabine or gem/Abraxane®
- **Clinical trial size is modest**
  - Less than 200 subjects
  - Readout rapid since recurrences occur in less than 6 months and overall survival less than 1 year

MVT-2163 CLINICAL PROGRAM SUMMARY AND INTERIM DATA

MVT-2163 Preclinical Development Efforts Have Translated into Positive Clinical Results

- Based on in-depth review of clinical literature and input from thought leaders MabVax developed a rationale for a translational preclinical development plan to define:
  - Time required to obtain optimal scan image
  - Blocking dose required to maximize accumulation on tumor and optimal scan image
  - Time delay between administration of blocking dose and administration of "hot antibody"
- Analyze impact on scan image effectiveness of administration schema on tumor models of shed and non-shed antigen
- Develop mouse dosimetry models and biodistribution data for radioimmunotherapy development

MVT-2163 Imaging Compared To Standard PET Agent

Mice orthotopically transplanted with BxPC3-luc pancreatic tumor xenografts


H
B
T
0
15
%ID/g

The co-registration of FDG-PET and computed tomography (CT) (left) and planar sections of FDG-PET only (right) displayed minimal tumor detection of the tracer with a high uptake in highly metabolic tissues


T
0
45
%ID/g

Acquired ^{89}Zr radiolabed-5B1 antibody (^{89}Zr-5B1) PET image of the same mouse co-registered with CT exhibited exceptional tumor detection of the BxPC3-luc tumor xenografts.


JNM
The Journal of
NUCLEAR MEDICINE

Journal of Nuclear Medicine (Nov. 2013)

Received $1.75 Million NIH Contract for Development of HuMab-5B1 Imaging Agent

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

EFFICIENT ^{89}ZR-HUMAB-5B1 TUMOR TARGETING OCCURS IN BOTH SHEDDING AND NON-SHEDDING CA19-9 MODELS

DMS79 (SCLC)
Does not shed detectable CA 19-9

Colo205 (Colon Cancer)
High levels of shed antigen
~2300 U/ml for a 250mm^3 tumor


A
24 h
48 h
120 h
max
min
B
2 h
24 h
48 h
96 h
120 h
H
L
T
max
min

Viola-Villegas, JNucMed 2013

MVT-5873 Pre-Administration Improves MVT-2163 PET Image Quality



Inject radiolabeled antibody
Tumor Cells
⁸⁹Zr-5B1
Lower tumor uptake and poor contrast
Max
Tumor
Min
Inject unlabeled antibody
Inject radiolabeled antibody
Block circulating antigen
⁸⁹Zr-5B1
Improved tumor uptake and contrast
Max
Tumor
Min

4 hr pre-loading



A
Interval between injections
5m
1h
4h
24h
No "cold"
%ID/g
60
40
20
0
p < 0.01
p < 0.05
Blood
Tumor
Liver
Spleen
Kidneys
Bone

Capan-2 Xenografted Mice

Houghton et al., Molecular Pharmaceutics, submitted

Phase I Trial Design of MVT-2163 ImmunoPET Imaging Agent Pancreatic Cancer and other CA19-9 Malignancies

Open label, non-randomized, dose escalation/expansion study
Patients can roll to MVT-5873 Monotherapy Trial

Dose Escalation and Image Optimization
Histologically confirmed, locally-advanced or metastatic disease

→

Part 1: Dose Escalation
MVT-2163 dosed alone,
Then combination with MVT-5873.
Evaluate Safety, PK.
Establish Dose for Expansion

→

Part 2: Expansion
MVT-2163 + MVT-5873
Additional Safety, PK
Confirm Image Parameters for PII

ClinicalTrials.gov Identifier NCT02687230

Background: Comparable Antibody Therapies For Cancer Diagnosis and Treatment

^{89}Zr-Trastuzumab for metastatic breast cancer


a
b
c
1 day
2 days
5 days

Accumulation occurs over time, highest levels in liver and spleen

50mg pre-administration of Trastuzumab in treatment naïve patients

^{111}I-J591 for hormone refractory prostate cancer


10 mg
25 mg
50 mg
100 mg

Pre-administration of J591 antibody decreases liver accumulation and improves tumor imaging quality

Minibody ^{89}-Zr-DF IAB2M, 50mg pre-administration



Liver is the primary organ of accumulation (after tumor), hepatic clearance of antibodies and minibodies

^{89}Zr-DFO-HuMab5B1 (MVT-2163): Patient #10

Dose Level: 50mg/5 mCi (actual 4.43 mCi) + 47 mg Blocking Dose
Patient: Female 158cm/64.2kg
Pre-Dose CA19-9 = 2119 IU/mL, Post Dose CA19-9 = 51 IU/mL



1h | 20h | 44h | 141h

Patient Example: MVT-2163 PET Images
Liver Metastasis at high SUV as Early As Day 1 Post Dose

MVT-2163 PET & Diagnostic CT Image Correlation Demonstrating Target Specificity
Liver metastases SUVmax 75.2, Multiple nodes SUVmax 10.2

MVT-5873 47mg then 2h delay time



20h **141h**

Patient 10

MVT-2163 PET



PET / CT





Diagnostic CT

MabVax therapeutics

MVT-2163 Product Opportunity

- Critical unmet medical need for correctly staging newly diagnosed PDAC patients for surgery
  - Only 20% deemed eligible for surgery
  - Incomplete disease dissemination identification
  - CT resolution limited to approximately 1 cm with many metastatic lesions less than 1 cm
  - MVT-2163 routinely identified small metastatic sites
- Assessment of treatment effectiveness for metastatic disease
  - 75% of newly diagnosed patients have locally advanced or metastatic disease
- Companion diagnostic for other CA19-9 expressing cancers that don't shed antigen to the extent that PDAC does
  - Small cell lung cancer, stomach & colon cancer
- Unique opportunity in Asian markets where prevalence of GI cancers is significantly higher than US
- Planning underway to initiate expansion cohort in newly diagnosed PDAC patients for surgery mid-2017

MVT-1075 PROGRAM SUMMARY AND PRODUCT OPPORTUNITY

MVT-1075 Radioimmunotherapy – Preclinical Studies Demonstrate Substantial Tumor Growth Suppression And Tumor Regression



177Lu-CHX-A″-DTPA-5B1
Control (PBS)
5B1
75µCi
150µC
300µCi
450µCi
N=8 for all groups
Normalized Tumor Volume
Time (days)
★ - significantly different from Control (PBS) group



Biodistribution of 177 Lu-CHX-A"-DTPA-5B1
%ID/g
1h
24h
48h
72h
120h
Blood
Tumor
Liver
Spleen
Pancreas
Kidneys
Muscle
Bone

Preferential tumor targeting with minimal distribution to non-tumor tissues

All work done in collaboration with and in the lab of Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

MVT-1075 HuMab-5B1 Radioimmunotherapy
Orthotopic PDAC Model Demonstrates Tumor regression

Pre-treatment | **Post-treatment**


RIT

Collaboration with Jason S. Lewis, Ph.D. Member, Memorial Sloan-Kettering Cancer Center, Vice Chairman & Chief Attending, Department of Radiology

Manufacturing, Quality, Distribution Established for Clinical Program and Pathway for Commercialization

- MVT-1075 manufactured on a per patient basis
- Manufacturing established at experienced cGMP third party site
- Produced from a bulk conjugate intermediate as unit of use vials
- Process similar to MVT-2163 process and other antibody based radiotherapy and immunoPET imaging agents
- Bulk intermediate stability supporting clinical use on-going
- Manufacturing specifications support shipping of drug product to multiple US sites
- IND filed December 2016 and FDA authorization to proceed January 2017

Phase I Trial of MVT-1075 Radioimmunotherapy For Pancreatic And Other CA19-9 Malignancies

Open label, Non-randomized, Dose Escalation Safety Study

Phase I Dose Escalation and Expansion
Histologically confirmed, previously treated, locally-advanced or metastatic disease

→

Establish Safety, Tolerability, Dosimetry & RP2D
MVT-5873 co-administration
MVT-1075 fractional dose
3+3 study design to determine MTD
Escalation based on dosimetry and exposure to most sensitive organ
Establish safety, PK.
Expansion cohort to evaluate RP2D

- **Next Steps**
  - IND authorized to proceed by FDA January 2017
  - No requirement for additional toxicology studies on components
  - Clinical site readiness
  - Projected clinical site initiation 1H2017
  - Clinical Trial Sites : MSKCC, New York, Eileen O'Reilly MD

MVT-1075 Product Opportunity

- Reduce disease burden by making more patients eligible for surgery
  - Given to newly diagnosed patients either before or after chemotherapy to reduce primary tumor size/spread and eliminate metastatic sites
- Applicable for multiple cancer types that are positive for CA19-9 such as small cell lung cancer and colon, stomach, bile duct cancers
- Second line therapy for patients uncontrolled by chemotherapy regimens or who can't tolerate chemotherapy
  - Virtually all PDAC and SCLC cases
- Extremely poor prognosis drives physicians and patients to seek newly available treatments
- Prior clinical failure lessons have been studied and development decisions reviewed with clinicians to avoid pitfalls

Market Opportunity For HuMab 5B1 – Represents Potential New Treatments for Multiple Cancers

Cancer Type	New Cases/Yr[2]	Deaths /Yr[2]	5 Yr Survival[2]	Market Opportunity
Pancreatic	53,070	41,780	7.7%	World wide market has grown by $1 Billion in last 5 years from $529m to $1.63bn. Projected to continue to grow based on high unmeet need and new product entries.[1]
Colon & Rectum	134,490	49,119	65%	World wide market expected to grow by $3 Billion in current 10 year period from $5.02 bn in 2013 to $8.1 bn in 2023. Projected to continue to grow based on high unmeet need and new product entries.[1]
Small Cell Lung Cancer	30,143	20,100	14%	World wide market has grown by $2 Billion in current 10 year period from $198m in 2014 to $2.3 bn in 2024. Projected to continue to grow based on high unmeet need and new product entries.[1]
Stomach	26,370	10,730	31%	Reliable third-party projections not available. Expected to grow based on high unmeet need and new product entries.

[1] Global Data Disease Reports
[2] National Cancer Institute SEER database

Partnering Discussions

- Active discussions with potential partners under CDA in progress. Multiple opportunities
- Antibody as targeting vehicle for development of a bi-specific, ADC or CAR-T product
  - Multiple domestic and Asian companies
  - Multiple indications
- Radioimmunotherapy product
  - Multinational top tier pharma interested in lung cancer
- Asian rights and/or Asian focused indications (bile duct/stomach cancer)
  - Multiple parties form JV for development in Asia
  - Multiple companies with significant Asian development and commercialization capabilities

Key Milestones for HuMab5B1 Development Programs for 2016 and 2017

Key Development Program	1H2016	2H2016	1H2017	2H2017
MVT-5873 Therapeutic Monotherapy	✓ Initiate dose escalation safety Phase I Trial	✓ Early readout on safety, PK, dose	• Complete enrollment and report at scientific meeting	• Full Phase I trial result available
MVT-5873 Therapeutic Combination with Chemo	✓ Initiate dose escalation safety Phase I Trial	✓ Initiate combo with chemo portion of Phase I study	• Early read out on combo with chemo trial	• Complete enrollment • Full Phase I trial result available
MVT-2163 PET Imaging	✓ Initiate dose escalation safety Phase I Trial	✓ Early readout on safety and image optimization	• Complete enrollment and report at scientific meeting • Full Phase I trial result available	
MVT-1075 Radio-Immunotherapy	✓ Preclinical testing and pharmacology complete	✓ File IND	• Initiate dose escalation safety Phase I Trial	• Early readout on safety, PK, dose
HuMab-5B1 ADC			• Preclinical development of ADC candidates	• Select lead candi-date; complete pilot toxicology, safety, pharmacology

MabVax therapeutics

MabVax Has Rich Pipeline Of Potential Antibody Products

Target	Programs	Indications	Discovery	Lead Op	Pre-IND	Phase I	Phase II	Commercial Rights
Monoclonal Antibody Programs								
Sialyl Lewis[a]	MVT-5873 Therapeutic	Pancreatic and other CA19-9 positive malignancies	■	■	■	■		WW
	MVT-2163 PET Imaging Agent		■	■	■	■		
	MVT-1075 Radioimmunotherapy		■	■	■			
	HuMab-5B1 Antibody Drug Conjugate		■	■				
Tn	HuMab-Tn	Breast, Ovarian cancer	■					WW
GD2	HuMab-GD2	Sarcoma, Neuroblastoma	■					WW
GloboH	HuMab-GloboH	Melanoma, Sarcoma and Neuroblastoma	■					WW
GD3	HuMab-GD3	Epithelial cancers	■					WW
CAR Programs								
Various domains	TBD		■					WW

CA19-9 positive malignancies include colon, lung, breast, stomach, cholangiocarcinoma and other cancers

ROBUST INTELLECTUAL PROPERTY

14 issued patents and 3 pending applications in the U.S.

- 13 issued US patents and 1 pending US application covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 1 issued US patent and 2 pending US applications covering monoclonal antibodies

8 international patents and 19 pending international applications

- 8 granted foreign patents covering monovalent and polyvalent vaccines, methods of manufacture, methods of use
- 19 pending foreign applications covering monoclonal antibodies

STRONG MANAGEMENT TEAM AND BOARD OF DIRECTORS

Management

J. David Hansen Founder, President & CEO Board Member	Avanir, Xencrex Biosciences, Dura, Schering-Plough, Key, BMS
Philip Livingston, M.D. Founder & Chief Science Officer	Memorial Sloan Kettering Cancer Center
Gregory Hanson Chief Financial Officer	Avanir, First Cornerstone, Brinson Patrick Securities, Mast Therapeutics, Xxsys Technologies, L-3 Communications
Wolfgang Scholz, Ph.D. Founder & Vice President Antibody Discovery	Avanir, Xencrex Biosciences, Tanabe Research Laboratories USA, Desmos, Scripps Research Institute
Paul Maffuid, Ph.D. Executive Vice President Research and Development	AAIPharma Services, Biopharmalogics, Arena Pharmaceuticals, Amylin Pharmaceuticals, Glaxo Research Institute
Paul Resnick, M.D. Vice President and Chief Business Officer	Juventas Therapeutics, Intellikine, Pfizer, Rinat Neurosciene, Intermune, Roche

Board of Directors

J. David Hansen	Corporate Officer
Jeffery Ravetch, M.D., Ph.D	Rockefeller University, National Academy of Sciences and Institute of Medicine, Academy of Arts and Sciences and the American Association for Advancement of Science
Philip Livingston, M.D.	Corporate Officer
Ken Cohen	Founder, Former President and CEO of Somaxon Pharmaceuticals, Synbiotics, Canji
Robert Hoffman	Senior VP Finance & CFO of Arena Pharmaceuticals, CFO Polaris Group, Member FASB Advisory Committee
Paul Maier	Former CFO Sequenom Inc., Former Sr. VP & CFO Ligand Pharmaceuticals
Thomas C. Varvaro	CFO of ChromaDex, Fast Heat, Leaf Bakery
Jeffery Eisenberg	Former CEO Noven Pharmaceuticals, Former Acting Gen Counsel IVAX

Capitalization Table/Financial Statistics

Security	Average Exercise Price	As of Sept. 30, 2016
Common Shares - Outstanding	–	6.3M
Preferred Stock – Common Equivalents ($0.01 Liquidation Preference)	–	3.0M
Subtotal	–	9.3M
Restricted Stock Units – Outstanding and Unvested	–	0.2M
Warrants - Outstanding	$6.84	5.1M
Stock Options – Outstanding and Unvested	$10.82	1.0M
Fully Diluted		15.6M
Short and Long Term Debt		$5.0M

MARKET STATISTICS*

Stock Symbol: MBVX (Nasdaq Capital Market)
Closing Price: $2.85 on February 10, 2017
52 Week High/Low: $6.05/$2.62
3-Month Average Daily Volume/Liquidity 53,540/$153,000**
Shares Outstanding: 6.3 Million**
Market Cap: $18.0 Million**
Float: 6.0 Million Free Trading Shares

*Price & Volume quotes from the Nasdaq, Yahoo! Finance and other reliable sources

**Based on 2/10/17 closing price, and shares outstanding on September 30, 2016

INVESTMENT THESIS: POISED FOR NEAR TERM GROWTH

Comparative Market Valuations with Similar Early Stage Immuno-Oncology Companies



Market Capitalization
$300M
$250M
$200M
$150M
$100M
$50M
XBIT
SRNE
IDRA
GLYC
KURA
CASC
PPHM
KBIO
MBVX
RNN
Companies

MBVX	MabVax Therapeutics	GLYC	GlycoMimetics
RNN	Rexahan	KURA	Kura
KBIO	KaloBios	IDRA	Idera
PPHM	Peregrine	SRNE	Sorrento Therapeutics
CASC	Cascadian	XBIT	XBiotech

Valuation Drivers
- # Projects
- Stage of development
- Market opportunity
- Partnerships

MabVax Opportunity
- Successful interim phase 1 results
- Three programs in phase 1 and four more in preclinical development
- Significant market opportunity
- Active discussions with partners

Immuno-Oncology Products Discovered From The Human Immune Response to Cancer

Company Contacts

J. David Hansen
President and CEO
dhansen@mabvax.com
858-500-8455

Gregory P. Hanson CMA MBA
Chief Financial Officer
gregoryhanson@mabvax.com
858-500-8457